Copart Informational Supplement April 2016

2 Safe Harbor This presentation contains forward-looking statements that are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements about estimates of revenues, operating margins, capital expenditures, cash, other financial metrics, expected results or practices, customer patterns or practices, and other such estimates and results. Forward-looking statements are based on management’s current, preliminary expectations and involve significant risks and uncertainties. Risks and uncertainties affecting our business, operating results, financial condition, and stock price, include, among others, our dependence on a limited number of major vehicle sellers for a substantial portion of our revenues; our expansion into markets outside North America exposing us to risks arising from operating in international markets, including the need to successfully integrate businesses acquired outside of North America into our operations, and implementing our salvage auction model in markets that may not operate on the same terms as the North American market; our ability to grow our business through the successful acquisition and development of new facilities; risks related to managing our growth as we continue to expand our operations; and our ability to protect our intellectual property assets. In addition to these risks and uncertainties, investors should review the risks and uncertainties more fully described in the Securities and Exchange Commission (SEC) reports filed by Copart, including Copart’s most recent annual report on Form 10-K and any subsequent periodic reports on Form 10-Q and Form 8-K. Please refer to Copart’s most recent Forms 10-K, 10-Q and 8-K for additional information on the uncertainties and risk factors related to our business. Unless otherwise noted, Copart is providing this information as of March 31, 2016 and expressly disclaims any duty to update information contained in this presentation. This presentation includes GAAP and non-GAAP financial measures. In accordance with the requirements of SEC Regulation G, reconciliations between these two measures, if these slides are in hard copy, accompany the hard copy presentation or, if these slides are delivered electronically, are available on the Company's website at www.copart.com within the Investor Relations section.

3 Highlights Investment Thesis • Profitable, growing industry with positive underlying drivers – miles driven, fleet age, vehicle complexity, salvage rates • Demonstrated ability to grow the business internationally • Limited exposure to economic cycles • Cash flow generation • Consistent returns on invested capital Barriers to Entry • Scale – matching thousands of sellers and 100,000+ buyers around the world • Relationships – decades-long sales and ops engagement with major insurance carriers • Land –>175 permitted yards in close proximity to major population centers • Technology platform – 20+ year investment in auction and inventory management systems • Process complexity – managing catastrophes, providing detailed reporting to sellers, deploying sub-haul network of 4,000 providers, navigating regulatory and title processing across 50 states and multiple countries

4 Key Questions Accident Avoidance / Self-Driving Technologies • Accident rate has declined moderately in the past, but has increased in recent years • Future effect of new safety technologies is mitigated by the size of the installed base – 250mm+ base vs. 15mm – 17mm annual units – and by consumer behavior • Penetration of new technologies may reduce accident frequency, but with offsetting higher repair costs Scrap Metal Prices • Scrap value a component of every salvage vehicle sold – greater proportion of low-value cars • Scrap values near 10-year lows, with upside/downside exposure to worldwide steel economics • Affects ASPs and Copart revenues Currency • Modest earnings translation exposure from Copart international operations • More substantial effect on Copart US auctions – approximately 20% of units sold to non-US buyers who typically purchase higher-than-average value cars • USD near 10-year highs, affecting purchasing power of our international buyer base

DOMESTIC REVENUE

6 The Salvage Equation Inputs • Pre-accident vehicle value (PAV) • Repair cost • Supplemental costs (rental) • Salvage value of damaged car Equation • If PAV minus repair and supplemental costs is greater than salvage value, the vehicle is repaired. • If PAV minus repair costs is less than salvage value, the vehicle is totaled and sold through auction. Example • Pre-accident value of 2007 Honda Accord = $10,000 • Repair cost = $7,000 • Supplemental cost = $500 • Salvage value = $3,500 • The insurance carrier elects to salvage the vehicle at a net cost of $6,500.

7 Demand Drivers Miles Driven - Population - Low Fuel Prices Accident Rate / Mile - Road congestion - Distracted driving - Technology (ABS, etc.) Salvage Rates - Aging fleet - Vehicle complexity - CAFE standards (aluminum/composites) - Body shop consolidation - Low scrap values - Strong USD x x - Unemployment - Re-urbanization Recent Trends - Growth due to benign economic environment and low fuel prices - Multi-year increase after historical steady, moderate declines - Substantial increase over past 10+ years

8 Steady Increase in Miles Driven Over Time Source: Department of Transportation 2,016 2,104 2,146 2,168 2,239 2,291 2,351 2,423 2,474 2,555 2,616 2,674 2,750 2,784 2,851 2,886 2,958 2,989 3,012 3,039 2,975 2,959 2,966 2,942 2,975 2,986 3,028 3,137 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

9 Accident Rates Declined Gradually in the Past, But Have Increased Since 2011 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Crash Rate per Million Miles Driven Source: NHTSA “Smartphone penetration has also coincided with a significant uptick in social media usage and texting activity, and according to the National Safety Council, one in four crashes involves cell phone usage…We believe this social development partially explains why continued improvement in safety features has not led to a consistent decline in accident frequency, and is likely to remain an issue so long as technology enables driver distraction.” Goldman Sachs Global, September 2015

10 Substantial Historical Increase in Vehicle Age, Projected to Remain Elevated Source: Jefferies estimates, AutoCare Association 8.4 8.5 8.6 8.8 8.8 8.9 8.9 9.6 9.7 9.8 9.8 9.9 10 10.1 10.3 10.6 10.9 11 11.2 11.4 11.5 11.5 11.5 11.5 11.5 11.6 5 6 7 8 9 10 11 12 Yea rs Mean Vehicle Age (Historical and Forecasted)

11 Growth in Population of Very Old Vehicles Projected to Continue Source: Jefferies estimates, AutoCare Association 87.3 89.9 91.5 92.8 97.8 103.5 107.5 113.2 118.4 123.6 127.4 130.9 133.4 - 20 40 60 80 100 120 140 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015E 2016E 2017E 2018E Million s Vehicle 11+ Year Total

12 Older Vehicles More Prone to Salvage 3.3% 5.0% 9.2% 22.6% 0% 5% 10% 15% 20% 25% Current Model Year 1-3 Yrs 4-6 Yrs 7+ Yrs Salvage Rate by Vehicle Age Source: CCC 2014 Crash Report; excludes vehicles for which no appraisal was written (CCC estimates additional 5% on average)

13 Growth in Repair Costs and Consolidation Among Repair Providers 65.0 52.0 45.0 43.0 41.5 39.5 37.7 36.8 35.2 34.4 33.5 - 10 20 30 40 50 60 70 1990 1996 2006 2007 2008 2009 2010 2011 2012 2013 2014 Th ou sand s Consolidation of Collision Repair Shops Source: Mitchell International, Jefferies estimates Source: The Romans Group 2,000 2,200 2,400 2,600 2,800 3,000 3,200 Rolling Twelve Month Avg Repair Cost

14 Federal CAFE Standards Accelerating and Will Compel Increased Use of Aluminum and Composites—With Higher Repair Costs and Salvage Rates as a Result 3,759 3,275 4,147 4,738 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Front Rear Front and Rear Repair Cost Estimate (10mph) 2014 Steel F-150 2015 Aluminum F-150 +10.3% +44.7% Source: IIHS 18 52 0 10 20 30 40 50 60 1 9 7 8 1 9 8 0 1 9 8 2 1 9 8 4 1 9 8 6 1 9 8 8 1 9 9 0 1 9 9 2 1 9 9 4 1 9 9 6 1 9 9 8 2 0 0 0 2 0 0 2 2 0 0 4 2 0 0 6 2 0 0 8 2 0 1 0 2 0 1 2 2 0 1 4 2 0 1 6 2 0 1 8 2 0 2 0 2 0 2 2 2 0 2 4 Fleet MPG Source: NHTSA and Jefferies

15 Ongoing Increase in Vehicle Complexity Raises Repair Costs Source: CCC Crash Report 2015 15 60 0 10 20 30 40 50 60 70 2005 2015 Microprocessors per Vehicle 10.0 11.6 12.5 0 2 4 6 8 10 12 14 2003-2007 2008-2012 2013 Parts per Repair by Model Year, Honda Accord Source: CCC Crash Report 2015

16 Salvage Rate has Increased Steadily Source: 2014 CCC Crash Report; 2014 salvage rate adjusted for approximate 5% additional salvage from non-appraised accidents 8.5% 10.6% 11.3% 12.1% 13.4% 13.0% 12.9% 13.5% 13.7% 14.0% 13.8% 13.8% 14.4% 14.0% 19.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Vehicle Salvage Rate % Vehicle Salvage Rate Non-Appraised Salvage Rate 14.3%

17 20/20/20 To address projected demand, Copart intends to pursue: • 20 expansions + 20 new yards in 20 months • Approximately $100mm of related capital expenditures in calendar 2016

INTERNATIONAL GROWTH

UK Case Study

2007

June-August: Acquired Universal Salvage and Century Salvage to bring Copart to the UK (10 Yards)

November: Implemented VB2 Auction technology and Copart Auction System

2008

February: Acquired Simpson Brothers and AG Watsons (5 Yards)

2009

2010

January: Acquired D Hales Limited (5 yards)

March: Majority of business converted from principal business to agency

2011

March: Acquired Hewitt's International (1 yard)

2012

2013

Early 2013: Copart sells 1 millionth car in the UK after ~5 years of operations

August: Aviva, largest UK general insurer, closes wholly owned salvage auction subsidiary and awards business to Copart

2014

2014 – 2015: Three facilities expand via adjacent land acquisitions

2015

October: Copart sells 2 millionth car in the UK after ~8 years of operations

2016

August 2016: Newbury facility to open for growth and future capacity

Current
- Through acquisition, development, and rationalization have achieved 15 yard footprint
- Substantial competitive position in mature salvage market
- UK today is approximately 15% the size of North American business, with comparable economics

19

20 Additional International Markets Near-term Priorities: - Germany - Brazil - Spain Long-term Strategic Investments - China - India Source: Copart analysis - 50 100 150 200 250 300 India UK Brazil China Eurozone United States Million s Car Parc Comparison Eurozone United StatesNew Mkt Legacy Mkt

BARRIERS TO ENTRY

22 Barriers to Entry: Robust Buyer Base for US Auctions 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 2012 2013 2014 2015 New Member Registrations

23 Barriers to Entry: Domestic Yards 0 20 40 60 80 100 120 140 160 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 US Yards

24 Barriers to Entry: 150+ permitted yards in the United States Requirements: - Proximity to major metro areas - Permitted zoning for storing salvage vehicles - Multiple yards across a region to provide required scale to sellers Example: - In Southern California, pursued plot of land for 20+ years

25 Yard 30: 1983 Montauk Highway (NYC) Background: - 50 acres, 50 miles from New York City - Approximately 5,000 units in inventory

26 Yard 36: 1475 Bluff City Blvd (Chicago) Background: - 42 acres, 25 miles from Chicago - Approximately 7,500 units in inventory

27 Yard 43: 7519 Woodman Ave (Los Angeles) Background: - 40 acres, within Los Angeles city limits - Approximately 6,000 units in inventory

28 Barriers to Entry: Process Complexity Systems • Manage online auction platform to process 200,000+ bids per week • Provide dynamic reporting to sellers Capacity • Absorb demand spikes from natural disasters – e.g., $26mm in extraordinary expenditures during Hurricane Sandy in FY13 Logistics • Manage subhauler network of approximately 4,000 providers • Navigate DMV and regulatory frameworks across 50 states and multiple countries People • Experienced workforce of 4,000+ with industry-specific expertise

29 Copart Technology Timeline 1982: Founder Willis Johnson buys first auction facility 1982 1996 1997 1998 1999 2001 2003 2004 2007 2009 2013 2015 1996: Copart.com launched as members- only website 1999: Pioneered online vehicle images 2003: Introduced VB2 and transitioned to online only bidding 2004: Deployed CAS in Canada, Copart’s first non-US implementation 2013: Launched iOS app for mobile bidding 2007: Deployed CAS in UK 1998: Launched online bidding in the industry 2001: Launched real-time virtual bidding product VB1 2009: Copart.com made available to general public 2015: Launched Android app for mobile bidding 1997: Copart Auction System (CAS) Launched

KEY QUESTIONS: ACCIDENT AVOIDANCE TECH/SELF-DRIVING CARS

31 Even at 100% Penetration, Collision Avoidance Technologies Expected to Reduce Accidents by 10% - 15% “If all vehicles had been equipped with autobrake that worked as well as the systems studied, there would have been at least 700,000 fewer police-reported rear-end crashes in 2013. That number represents 13 percent of police-reported crashes overall.” -8.00% -7.00% -6.00% -5.00% -4.00% -3.00% -2.00% -1.00% 0.00% 2010 2011 2012 2013 5 yrs 10 yrs 15 yrs 20 yrs 25 yrs 30 yrs 35 yrs CCC 2014 Crash Course: Collision Avoidance Systems Impact Insurance Institute for Highway Safety, January 2016 Status Report

32 Complete Penetration of New Technologies Likely a Multiple-Decade Process Note: Autonomous forward braking offered as standard on 1% of new vehicle models Source IIHS, August 2015 Assumptions: - 256mm car parc (fixed) - 17mm new cars p.a. - Avg Car Life 15 years 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Years % of Fleet With New Technology Over Time 50% of New Cars w/ Tech 25% of New Cars w/ Tech 10% of New Cars w/ Tech 5% of New Cars w/ Tech

33 Security Concerns Represent a Barrier to Widespread Adoption “…Only a third of vehicles had lane departure warning activated…vehicle owners found lane departure warning more annoying than other crash avoidance technologies…They also may help explain why studies so far haven’t found a consistent benefit.” Insurance Institute for Highway Safety, January 2016 Status Report “ When respondents were asked about which level of vehicle automation they preferred …the most frequent preference was for no self-driving (43.8%), followed by partially self-driving (40.6%), with completely self-driving being the least preferred (15.6%)” University of Michigan, July 2015

34 Autonomous Cars Not Yet Surpassing Human Driving Abilities “The self-driving car, that cutting-edge creation that’s supposed to lead to a world without accidents, is achieving the exact opposite right now: The vehicles have racked up a crash rate double that of those with human drivers. Google has already programmed its cars to behave in more familiar ways, such as inching forward at a four-way stop to signal they’re going next. But autonomous models still surprise human drivers with their quick reflexes, coming to an abrupt halt, for example, when they sense a pedestrian near the edge of a sidewalk who might step into traffic. ‘ These vehicles are either stopping in a situation or slowing down when a human driver might not,’ said Brandon Schoettle, co-author of the Michigan study. ‘They’re a little faster to react, taking drivers behind them off guard.’” - Bloomberg, December 2015, citing University of Michigan study

35 Security Concerns Represent a Barrier to Widespread Adoption “Direct attacks are possible in both theory and practice, as was demonstrated when two “white hat” hackers (computer-adept individuals who use their advanced skills to render hardware and software more, not less, secure) used a cellular base station to imitate the unencrypted data streaming from a large European OEM. The hackers then used the station to instruct one of the OEM’s vehicles to unlock the driver-side door. That was not an isolated incident. Security researchers have discovered and exploited literally dozens of pathways into the hardware and software of numerous different car makes and models. In one sobering, well-publicized incident, two U.S. researchers made news when they connected a laptop directly to the controller-area-network (CAN) bus – the system that connects multiple vehicle functions – of a conventional car. That simple step gave the researchers full control over nearly every system in the vehicle, as they demonstrated by disabling the brakes in a controlled environment.” BCG, “Revolution Versus Regulation”, September 2015

36 Repair Costs Are Expected to Be Higher for Self-Driving Cars; Increased Severity a Natural Offset to Reduced Frequency 71% 19% 10% 0% 10% 20% 30% 40% 50% 60% 70% 80% Increase Stay the Same Decrease Insurer Response: “How Do You Think the Cost of Vehicle Parts Replacement Will Change Due to Driverless Vehicles? Source: KPMG, June 2015

FINANCIALS

38 13.3% 15.9% 2.8% 8.6% -0.7% 2.0% 11.7% 6.8% 10.5% 2.8% 1.1% 5.4% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 FH2016 YoY Same Store Sales Growth (FY Revenue) Same Store Sales Have Grown in 9 of Past 10 Years (North America Only) Avg: 6.7% Drivers - Unit volume - Used car prices - Scrap values - FX - Fee schedule

39 172 203 238 225 239 265 295 283 304 344 0 50 100 150 200 250 300 350 400 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 $ m m Ops Income, Ex Impairments 0.61 0.73 0.87 0.82 0.89 1.08 1.39 1.39 1.36 1.67 0.0 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Diluted EPS - Continuing Ops 529 561 785 743 773 872 924 1,046 1,163 1,146 0 200 400 600 800 1,000 1,200 1,400 1,600 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 $ m m Revenue 97 136 157 141 152 166 182 180 179 220 0 50 100 150 200 250 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 $ m m Net Income Consistent Growth with Limited Exposure to Economic Cycles

40 USD Near 10-Year Highs, Reducing the Buying Power of Our Foreign Buyers 0.5 0.55 0.6 0.65 0.7 0.75 0.8 0.85 0.9 0.95 1 USD/EUR 5 7 9 11 13 15 17 19 21 USD/MXN Source: Oanda.com Source: Oanda.com

41 Scrap Pricing Near Post-Recession Lows, Affecting ASPs Source: American Recycler News, Inc. $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 Average Scrap Price

42 Consistent Growth in Inventory Levels (North America Only) - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 Inventory (Units) Note: Inventory as presented here represents physical units on hand in Copart yards, the majority of which are held on consignment and not reflected as inventory on Copart balance sheets.

43 Cash Flow Generation – EBITDA vs CapEx 20 45 32 47 35 16 22 5 78 30 26 45 65 138 97 37 79 63 43 130 62 51 187 203 240 281 267 282 311 343 340 358 393 0 50 100 150 200 250 300 350 400 450 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 $ m m CapEx - Land CapEx - Non-Land EBITDA Note: CapEx includes acquisitions. EBITDA = Ops Income, ex Impairments, plus Depreciation & Amortization (excludes Other Income and Expenses).

44 Return on Invested Capital (FY – July) 14.9% 14.1% 14.9% 17.4% 16.2% 14.9% 16.5% 19.3% 17.9% 16.3% 14.8% 0% 5% 10% 15% 20% 25% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Source: Capital IQ “Return on Capital”

45 Returning Capital via Share Buybacks 8.9 89.6 269.3 4.5 735.4 200.5 13.9 233.5 325.0 0.0 100.0 200.0 300.0 400.0 500.0 600.0 700.0 800.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1H Share Repurchases (Fiscal Year, $mm)

46 Copart Structural Protections Volume driven by installed base of vehicles, not new car purchases Limited credit exposure – accounts receivable largely netted against auction proceeds Low principal risk – substantial majority of vehicles sold on consignment Conservative capitalization Cash flow generation Natural offsets in business - Used car values – higher values reduce salvage rates, but increase ASPs - Vehicle technology – accident avoidance technology can reduce accident frequency but increases severity due to higher repair costs

47 Summary P&L ($mm) 2008 2009 2010 2011 2012 2013 2014 2015 2016 TTM Revenue 784.8 743.1 772.9 872.2 924.2 1,046.4 1,163.5 1,146.1 1,168.0 COGS (133.7) (106.0) (104.7) (125.2) (137.0) (167.2) (174.5) (136.4) (133.4) Ops Expense (328.9) (324.8) (320.2) (374.1) (377.6) (458.2) (520.4) (526.3) (542.9) Gross Profit 322.3 312.3 348.0 372.9 409.6 420.9 468.6 483.4 491.7 G&A (84.3) (86.9) (108.9) (107.6) (114.5) (137.9) (164.5) (139.0) (131.8) Operating Income 237.9 225.3 239.1 265.3 295.1 283.0 304.0 344.4 359.9 Margin 30.3% 30.3% 30.9% 30.4% 31.9% 27.0% 26.1% 30.1% 30.8% EBITDA 280.7 266.7 282.3 311.0 343.3 339.7 357.8 393.3 406.7 Margin 35.8% 35.9% 36.5% 35.7% 37.1% 32.5% 30.7% 34.3% 34.8% Net Income 156.9 141.1 151.6 166.4 182.1 180.0 178.7 219.8 226.4 Margin 20.0% 19.0% 19.6% 19.1% 19.7% 17.2% 15.4% 19.2% 19.4%

48 Copart Management Team Name Title Copart Experience Experience Jay Adair CEO 27 Copart Vinnie Mitz President 21 NER Auction Systems, Copart Will Franklin EVP 12 Clifford Electronics, Ptek holdings, Copart Paul Styer SVP, Legal/GC 24 Independent Law Practice, Copart Sean Eldridge COO 26 Copart Rob Vannuccini Chief Sales Officer 21 NER Auction Systems, Fleet Financial Group, Copart Rama Prasad CTO 2 Sprint, AT&T, Orbitz, US Cellular, GOGO, Copart Vikrant Bhatia EVP, Strategic Initiatives 1 Boston Consulting Group, Copart Jeff Liaw CFO <1 Fleetpride, TPG, Bain Capital, Copart

APPENDIX

50 Income Reconciliations (thousands) 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 TTM Operating income 156,436 171,562 203,145 237,917 225,325 239,070 265,290 286,353 282,992 274,934 344,401 359,863 Add back: Impairment expense - - - - - - - 8,771 - 29,104 - - Operating income, excluding impairments 156,436 171,562 203,145 237,917 225,325 239,070 265,290 295,124 282,992 304,038 344,401 359,863 Net income 102,116 96,947 136,338 156,932 141,103 151,627 166,375 182,119 180,025 178,687 219,783 226,351 Add back: Impairment expense - - - - - - - 8,771 - 29,104 - - Depreciation and amortization 30,466 31,456 37,089 42,804 41,354 43,242 45,694 48,167 56,728 53,726 48,893 46,820 Interest expense (income), net (4,846) (8,110) (13,644) (7,552) (1,418) 11 3,585 10,984 9,629 8,277 17,304 21,509 Other expenses (income), net (3,313) 5,150 (632) (4,181) (989) (436) (2,172) (2,687) (3,509) (3,378) (4,972) (4,700) Income taxes 62,772 61,862 81,083 92,718 88,186 87,868 97,502 95,937 96,847 91,348 112,286 116,703 Income (expense) from disc ops, net of taxes (293) 15,713 - - (1,557) - - - - - - - EBITDA 186,902 203,018 240,234 280,721 266,679 282,312 310,984 343,291 339,720 357,764 393,294 406,683

51 Capital Expenditures Reconciliation 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Cash Flow From Investing Activities 107,448 (267,915) (135,561) (32,600) (59,904) (96,025) (84,480) (48,087) (208,021) (92,103) (81,915) Less: Net Cash Provided By (Used in) Investing Activities from Disc Ops (56) 158 - - - - - - - - - Principal Payments from (issuance of) Notes Receivable - - (2,250) - 12,000 (1,300) - - - - - Restricted Cash and Purchases of Short-term Investments - - (9,148) 9,148 - - - - - - - Investments in Unconsolidated Affiliate - (8,892) - - - - - - - - (4,500) Purchases of Short-term Investments (755,420) (717,120) (921,750) (154,360) - - - - - - - Proceeds from Sales of Short-term Investments 928,020 568,395 967,850 256,985 - - - - - - - CapEx (65,096) (110,456) (170,263) (144,373) (71,904) (94,725) (84,480) (48,087) (208,021) (92,103) (77,415)